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                                                                   Exhibit 10.07



Exhibit 10.07 Amending Agreement Between Innofone.com Incorporated, Hot Caller.Com Inc., and Larry Hunt, Rick Quinney and Ron Crowe



AMENDING AGREEMENT



B E T W E E N:

                           INNOFONE.com INCORPORATED,

                           (herein the "Borrower")

                           -and-

                           HOT CALLER.COM INC.

                           (herein "Hot Caller")

                           -and-


                           (herein the "Noteholder")

                           -and-

                           LARRY HUNT, RICK QUINNEY and
                           RON CROWE

                           (herein the "Principals")


WHEREAS:


1. The Borrower, Hot Caller and the Noteholder entered into a joint Subscription Agreement (herein the "Subscription Agreement") in or about the month of August, 1999;


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2. The Subscription Agreement provided inter alia that:

         (i) the Noteholder advanced a certain loan to the Borrower which loan was documented by an "8% unsecured convertible Promissory Note" (herein the "Promissory Note") due July
                  31st, 2000;

         (ii) the Promissory Note provided that the loan could be discharged by "Conversion" at the option of the Noteholder in accordance with the conversion provisions set forth therein;

         (iii) each Noteholder would be entitled to a warrant entitling the holder thereof to purchase one (1) share of the no-par value common stock of Hot Caller, a corporation organized under The Canada Business Corporations Act, at a certain purchase price as set forth in the Subscription Agreement;

         (iv) the Principals were entitled to certain warrants as set forth in the Subscription Agreement.

3. The parties hereto wish to effect certain amendments to the Subscription Agreement and the Promissory Note which amendments shall be effective as if made on the date of execution of the Subscription Agreement by the parties and the date of execution of the Promissory Note by the Borrower.

NOW THEREFORE in consideration of the premises and mutual agreements herein contained and of other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party) the parties agree with one another as follows:

1.       Confirmation:

1.1 The parties hereto confirm the truth and accuracy of the recitals set forth herein.

2.       Noteholder:

2.1      The Noteholder hereby confirms and agrees as follows:

         (i) the Subscription Agreement shall be amended by deleting therefrom any and all references to the entitlement to the Noteholder of warrants of Hot Caller, as more specifically set forth in Schedule "A" of the Subscription Agreement;


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         (ii)     the Noteholder shall not be entitled to receive warrants
                  and/or on subscription thereof, any common stock of Hot
                  Caller;

         (iii) the Noteholder agrees to the amendments set forth in this Agreement with respect to the Promissory Note and in particular the conversion rights of the Noteholder and the entitlements to common stock of the Borrower in the event of conversion.

2.2 The Noteholder has had the benefit of independent legal representation and enters into this Agreement freely, voluntarily and without any duress or undue influence.

2.3 The Noteholder hereby nominates, constitutes and appoints the President of the Borrower to execute any and all documents and do any and all things necessary for and on behalf of the Noteholder to give effect to the provisions of this Agreement.

2.4 The Noteholder upon execution of this Agreement hereby surrenders the Promissory Note issued in consideration of the Borrower re-issuing a Promissory Note incorporating the original loan and the amendments herein.


3.       Borrower/Hot Caller:

3.1      The Borrower and Hot Caller confirm and agree as follows:

         (i) Hot Caller shall become a wholly owned subsidiary of the Borrower and the Borrower shall own all of the common stock of Hot Caller;

         (ii) the Subscription Agreement shall be amended by deleting therefrom any and all reference or entitlements to the Noteholder of warrants to acquire common stock of Hot Caller and in particular, Schedule "A" of the Subscription Agreement shall be deleted in its entirety;


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         (iii)    the Subscription Agreement shall be read from the date of its execution by the parties, as if no provision with respect to Warrants of Hot Caller existed; and

         (iv) the Promissory Note issued to the Noteholder by the Borrower shall be amended by deleting therefrom the following paragraph:


         "2. CONVERSION. The outstanding principal amount of this Note and all interest and other charges accrued hereunder may, at any time or from time to time, be converted at the option of the Noteholder into fully paid, nonassessable shares of Common Stock of the Borrower, $.001 par value per share (the "Conversion Shares"), at price of Eighty Cents (US$0.80) per share (the "Conversion Price"). If at the time of a conversion the Conversion Shares issuable have not been registered under the U.S. Securities Act of 1933 as amended ("Act"), the Conversion Shares issued shall be deemed restricted securities and may not be resold or transferred except in accordance with the provisions of Regulation S under the Act, upon registration under the Act, or pursuant to an exemption from registration under the Act and in such event the certificate(s) evidencing such Conversion Shares shall bear a customary form of investment legend restricting transfer of the shares. Conversion shall be deemed to occur on the date this Note is presented to the Company's Secretary with the conversion form on the reverse side properly completed and signed. Upon any conversion duly made of less than all sums owed under this Note, Borrower shall execute a new Note of like tenor for the balance of the principal amount of this Note and accrued interest and charges not converted and shall deliver such new Note to Noteholder. Borrower shall bear all expenses and charges of issuing and delivering the Conversion Shares."


         And the paragraph so deleted shall be replaced with the following provision which shall be incorporated into the Promissory Note and shall be effective the date of issuance of the Promissory Note by the Borrower, and being:


         "2. CONVERSION. The outstanding principal amount of this Note and all interest and other charges accrued hereunder may, at any time or from time to time, be converted at the option of the Noteholder and/or the Borrower, into fully paid, nonassessable shares of Common Stock of the Borrower, $.001 par value per share (the "Conversion Shares"), at price of Forty Cents (US$0.40) per share (the "Conversion Price"). If at the time of a conversion the Conversion Shares issuable have not been registered under the U.S. Securities Act of 1933 as amended ("Act"), the Conversion


Shares issued shall be deemed restricted securities and may not be resold or transferred except in accordance with the provisions of Regulation S under the Act, upon registration under the Act, or pursuant to an exemption from registration under the Act and in such event the certificate(s) evidencing such Conversion Shares shall bear a customary form of investment legend restricting transfer of the shares. Conversion shall be deemed to occur


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on the date this Note is presented to the Company's Secretary with the conversion form on the reverse side properly completed and signed. Upon any conversion duly made of less than all sums owed under this Note, Borrower shall execute a new Note of like tenor for the balance of the principal amount of this Note and accrued interest and charges not converted and shall deliver such new Note to Noteholder. Borrower shall bear all expenses and charges of issuing and delivering the Conversion Shares."

3.2 The Borrower hereby undertakes to re-issue a Promissory Note incorporating the terms of the original loan as amended by this Agreement.


4.       Principals

4.1 The parties hereto acknowledge that the Principals have the option to acquire common shares of Hot Caller pursuant to the terms of the Subscription Agreement. The principals hereby release any and all rights, claims or entitlements to any compensation from, or common stock of Hot Caller.


5.       Further Assurances

5.1 Each party agrees that upon the written request of any other party, it will do all such acts and execute all such further documents, conveyances, deeds, transfers and the like and will cause the doing of all such acts and will cause the execution of all such further documents as are within its power to cause the doing or execution of, as the other party may from time to time reasonably request to be done, and/or executed as may be required to consummate the transaction contemplated under this Agreement or as may be necessary or desirable toe effect the purpose of this Agreement or any document, agreement or instrument delivered under this Agreement and to carry out their provisions or to better or more properly or fully evidence or give effect to the transaction contemplated under this Agreement.

6.       Assignment/Successos and Assigns

6.1 Neither this Agreement nor any rights or obligations under this agreement shall be assignable by any party without the prior written consent of the other parties. Subject to that condition, this Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors and permitted assigns.

7.       Applicable Law

7.1 This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable in the Province of Ontario and as well in accordance with the laws of the United States of America as the case may be.



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         IN WITNESS WHEREOF the parties hereto have executed the within
Agreement this         day of                   , 1999.

                                            )     INNOFONE.com INCORPORATED
                                            )     Per: ________________________
                                            )     Larry Hunt,            A.S.O.
                                            )
                                            )     HOT CALLER.COM INC.
                                            )     Per: ________________________
                                            )     Larry Hunt,            A.S.O.
                                            )
------------------------------------    )   ------------------------------
as to the signature of                      )                   Noteholder
                                            )
------------------------------------    )   ------------------------------
as to the signature of Larry Hunt       )   LARRY HUNT
                                            )
------------------------------------    )   ------------------------------
as to the signature of Rick Quinney     )   RICK QUINNEY
                                            )
------------------------------------    )   ------------------------------
as to the signature of Ron Crowe        )   RON CROWE




InnfHotCallerAmenAgr:mydocagr:jla


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